UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2019

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas 77002
(Address of principal executive offices)

Registrant's telephone number including area code: (713) 753-3011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions.
On February 26, 2019 KBR, Inc. issued a press release titled, “KBR Announces Fourth Quarter and Fiscal 2018 Financial Results; Guidance for Fiscal 2019.” The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1
On February 26, 2019, KBR, Inc. issued a press release titled "KBR Announces Fourth Quarter and Fiscal 2018 Financial Results; Guidance for Fiscal 2019." The full text of the press release is attached hereto as Exhibit 99.1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

February 26, 2019	/s/ Adam M. Kramer
Adam M. Kramer
Vice President, Public Law and Corporate Secretary